UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 16, 2008
                               __________________


                                 BRIGHTEC, INC.
               (Exact name of Registrant as specified in charter)


           Nevada                  033-55254-27               87-0438637
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation or            File Number)          Identification No.)
        organization)


                      8C Pleasant Street South - 1st Floor
                              Natick, MA 01760-5622
                     (Address of principal executive office)


                                 (508) 647-9710
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01     Entry into a Material Definitive Agreement.

On June 16, 2008, Brightec, Inc., a Nevada corporation (hereinafter, the "Company") entered into that certain Amendment and Allonge (the "Amendment") to the Convertible Line of Credit Note (the "Note") with Ross/Fialkow Capital Partners, LLP, Trustee of Brightec Capital Trust ("Ross/Fialkow"), originally dated as of June 8, 2006, whereby Ross/Fialkow agreed to extend the Maturity Date of the Note from June 30, 2008 to December 31, 2008 in exchange for the payment by the Company to Ross/Fialkow of a renewal fee equal to Two Thousand Five Hundred Thousand Dollars ($2,500). A copy of the Amendment is attached hereto as Exhibit 10.31.

Item 9.01     Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) Exhibits.

           Exhibit                   Description                       Location
           -------                   -----------                       --------

         Exhibit 10.31     June 16, 2008 Amendment and Allonge to      Provided
                           the Convertible Line of Credit Note         herewith
                           dated as of June 8, 2006 From
                           Brightec, Inc., f/k/a Advanced
                           Lumitech, Inc. to Ross/Fialkow Capital
                           Partners, LLP, Trustee of Brightec
                           Capital Trust

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2008                    BRIGHTEC, INC.

                                       By: /s/ PATRICK PLANCHE
                                           -------------------------------------
                                           Name:  Patrick Planche
                                           Title: President and Chief Executive
                                                  Officer




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